CAPITAL ONE MASTER TRUST
TRUST EXCESS SPREAD ANALYSIS -                                       JANUARY-02

Card Trust                              COMT 96-2        COMT 96-3       COMT 97-1        COMT 97-2
Deal Size                                $750MM           $500MM           $608MM          $502MM
Expected Maturity(Class A):            12/15/2001        1/15/2004       6/15/2002        8/15/2002
---------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                    21.56%           21.56%           21.56%          21.56%
      LESS:   (Wt Avg) Coupon             2.19%            1.95%           1.85%            2.03%
              SVC Fees                    0.88%            1.50%           1.50%            1.50%
              Charge-Offs                 3.75%            3.75%           3.75%            3.75%

Excess Spread:             Jan-02        14.74%           14.35%           14.45%          14.27%
                           Dec-01        17.27%           14.14%           14.30%          14.12%
                           Nov-01        13.81%           13.78%           13.06%          13.91%
3-Mo Avg Excess Spread                   15.34%           14.09%           13.94%          14.10%
---------------------------------------------------------------------------------------------------

Delinquents:   30 to 59 days              1.89%            1.89%           1.89%            1.89%
               60 to 89 days              1.17%            1.17%           1.17%            1.17%
               90+ days                   2.36%            2.36%           2.36%            2.36%

Monthly Payment Rate                     15.95%           15.95%           15.95%          15.95%


Card Trust                              COMT 98-1        COMT 98-4       COMT 99-1        COMT 99-2
Deal Size                                $591MM           $750MM           $625MM          $625MM
Expected Maturity(Class A):             4/15/2008       11/15/2003       05/15/2004      05/15/2002
---------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                    21.56%           21.56%           21.56%          21.56%
       LESS:   (Wt Avg) Coupon            6.08%            5.02%           2.36%            1.95%
               SVC Fees                   1.50%            1.50%           1.50%            1.50%
               Charge-Offs                3.75%            3.75%           3.75%            3.75%

Excess Spread:             Jan-02        10.22%           11.28%           13.94%          14.35%
                           Dec-01        10.23%           11.29%           13.70%          14.14%
                           Nov-01         9.83%           10.84%           13.42%          13.78%
3-Mo Avg Excess Spread                   10.09%           11.14%           13.69%          14.09%
---------------------------------------------------------------------------------------------------

Delinquents:   30 to 59 days              1.89%            1.89%           1.89%            1.89%
               60 to 89 days              1.17%            1.17%           1.17%            1.17%
               90+ days                   2.36%            2.36%           2.36%            2.36%

Monthly Payment Rate                     15.95%           15.95%           15.95%          15.95%

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
Card Trust                              COMT 99-3        COMT 00-1       COMT 00-2        COMT 00-3
Deal Size                                $500MM           $600MM           $750MM          $1000MM
Expected Maturity(Class A):              7/17/06        02/17/2003       06/15/2005      08/15/2007
---------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                    21.56%           21.56%           21.56%          21.56%
       LESS:   (Wt Avg) Coupon            2.52%            7.16%           7.26%            2.54%
               SVC Fees                   1.50%            1.50%           2.00%            2.00%
               Charge-Offs                3.75%            3.75%           3.75%            3.75%

Excess Spread:             Jan-02        13.78%            9.14%           8.54%           13.26%
                           Dec-01        13.53%            9.14%           8.54%           13.01%
                           Nov-01        13.26%            8.76%           8.16%           12.74%
3-Mo Avg Excess Spread                   13.52%            9.01%           8.41%           13.00%
---------------------------------------------------------------------------------------------------

Delinquents:   30 to 59 days              1.89%            1.89%           1.89%            1.89%
               60 to 89 days              1.17%            1.17%           1.17%            1.17%
               90+ days                   2.36%            2.36%           2.36%            2.36%

Monthly Payment Rate                     15.95%           15.95%           15.95%          15.95%


Card Trust                              COMT 00-4        COMT 00-5       COMT 01-1        COMT 01-2
Deal Size                                $1200MM          $1250MM         $1200MM          $1200MM
Expected Maturity(Class A):            10/17/2005       10/15/2003        2/15/08          3/15/06
---------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                    21.56%           21.56%           21.56%          21.56%
       LESS:   (Wt Avg) Coupon            5.96%            5.87%           2.07%            5.02%
               SVC Fees                   2.00%            2.00%           2.00%            2.00%
               Charge-Offs                3.75%            3.75%           3.75%            3.75%

Excess Spread:             Jan-02         9.84%            9.93%           13.73%          10.78%
                           Dec-01         9.58%            9.68%           13.52%          10.56%
                           Nov-01         9.90%            9.99%           13.16%          10.78%
3-Mo Avg Excess Spread                    9.78%            9.87%           13.47%          10.71%
---------------------------------------------------------------------------------------------------

Delinquents:   30 to 59 days              1.89%            1.89%           1.89%            1.89%
               60 to 89 days              1.17%            1.17%           1.17%            1.17%
               90+ days                   2.36%            2.36%           2.36%            2.36%

Monthly Payment Rate                     15.95%           15.95%           15.95%          15.95%


Card Trust                              COMT 01-3        COMT 01-4       COMT 01-5        COMT 01-6
Deal Size                                $750MM           $1000MM         $1000MM          $1300MM
Expected Maturity(Class A):            5/15/2006         6/15/2004       8/15/2006        8/15/2008
---------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                    21.56%           21.56%           21.56%          21.56%
       LESS:   (Wt Avg) Coupon            5.02%            2.07%           4.89%            2.37%
               SVC Fees                   2.00%            2.00%           2.00%            2.00%
               Charge-Offs                3.75%            3.75%           3.75%            3.75%

Excess Spread:             Jan-02        10.78%           13.74%           10.91%          13.43%
                           Dec-01        10.80%           13.59%           10.92%          13.19%
                           Nov-01        10.35%           13.17%           10.48%          12.90%
3-Mo Avg Excess Spread                   10.64%           13.50%           10.77%          13.18%
---------------------------------------------------------------------------------------------------

Delinquents:   30 to 59 days              1.89%            1.89%           1.89%            1.89%
               60 to 89 days              1.17%            1.17%           1.17%            1.17%
               90+ days                   2.36%            2.36%           2.36%            2.36%

Monthly Payment Rate                     15.95%           15.95%           15.95%          15.95%


Card Trust                              COMT 01-7        COMT 01-8       COMT 02-1
Deal Size                                $1000MM          $1000MM          $985MM
Expected Maturity(Class A):            10/15/2004        10/16/2006      10/16/2006
-------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                    21.56%           21.56%          21.56%
       LESS:   (Wt Avg) Coupon            3.67%            4.32%           2.14%
               SVC Fees                   2.00%            2.00%           0.87%
               Charge-Offs                3.75%            3.75%           3.75%

Excess Spread:             Jan-02        12.13%           11.48%           14.80%
                           Dec-01        12.14%           11.50%            N/A
                           Nov-01        11.70%           11.66%            N/A
3-Mo Avg Excess Spread                   11.99%           11.54%            N/A
-------------------------------------------------------------------------------------

Delinquents:   30 to 59 days              1.89%            1.89%           1.89%
               60 to 89 days              1.17%            1.17%           1.17%
               90+ days                   2.36%            2.36%           2.36%

Monthly Payment Rate                     15.95%           15.95%          15.95%

This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent of registration of an applicable exemption from the registration requirements.

COMMENTS: Capital One Master Trust performance statistics are also available at the Capital One web site: http://capitalone.com/invest/financials/abs.html